UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2007

TEKOIL & GAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-52100	34-2035350
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

25050 I-45 North, Suite 528, The Woodlands, Texas 77380
(Address of principal executive offices, including Zip Code)

(281) 304-6950
(Registrant's Telephone Number, including Area Code)

_______________________________________________________________
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on November 13, 2006, the Company executed a Purchase and Sale Agreement (the “Purchase Agreement”) with Masters Resources, LLC, and Masters Oil and Gas, LLC (together the “Sellers”), to acquire (the “Masters Acquisition”) four properties, consisting of interests in Trinity Bay, Redfish Reef, Fishers Reef, and North Point Bolivar Fields, located in Galveston and Chambers Counties in the Galveston Bay, Texas (the “Properties”). The Masters Acquisition was first described in the Company’s Form 8-K dated November 13, 2006, and filed on November 17, 2006, and a copy of the Purchase Agreement was attached as Exhibit 10.18 to the Company’s current report on Form 8-K dated December 11, 2006, and filed on December 14, 2006.

On December 29, 2006, the Company and the Sellers agreed to a First Amendment to Purchase and Sale Agreement (the “First Amendment”), which was described in the Company’s current report on Form 8-K dated December 29, 2006, and filed on January 8, 2007, and a copy of the First Amendment was attached as Exhibit 10.20 thereto. The First Amendment further provided that shares of the Company’s common stock, $0.000001 par value (the “Common Stock”) would be issued to the Sellers pursuant to a separate Subscription Agreement between the Company and the Sellers, dated December 29, 2006 (the “Subscription Agreement”), a copy of which was attached as Exhibit 10.21 to the same current report on Form 8-K. The Common Stock was to be subject to a Registration Rights Agreement between the Company and the Sellers and the Sellers’ designees, dated December 29, 2006 (the “Registration Rights Agreement”), a copy of which was attached as Exhibit 10.22 to the same current report on Form 8-K. The Company subsequently assigned its rights under the Purchase Agreement, as amended, to its wholly-owned (later majority-owned) subsidiary, Tekoil and Gas Gulf Coast, LLC, a Delaware limited liability company (the “Subsidiary”).

On February 8, 2007, the Subsidiary and the Sellers agreed to a Second Amendment to Purchase and Sale Agreement (the “Second Amendment”), which was described in the Company’s current report on Form 8-K dated February 8, 2007, and filed on February 15, 2007, and a copy of the Second Amendment was attached as Exhibit 10.24 thereto. On March 1, 2007, the Subsidiary and the Sellers agreed to a Third Amendment to Purchase and Sale Agreement (the “Third Amendment”), which was described in the Company’s current report on Form 8-K dated March 22, 2007, and filed on March 26, 2007, and a copy of the Third Amendment was attached as Exhibit 10.1 thereto. On March 22, 2007, the Subsidiary and the Sellers agreed to a Fourth Amendment to Purchase and Sale Agreement (the “Fourth Amendment”), which was described in the Company’s current report on Form 8-K dated March 22, 2007, and filed on March 26, 2007, and a copy of the Fourth Amendment was attached as Exhibit 10.2 thereto. On April 12, 2007, the Subsidiary and the Sellers agreed to a Fifth Amendment to Purchase and Sale Agreement (the “Fifth Amendment”), which was described in the Company’s current report on Form 8-K dated April 12, 2007, and filed on April 18, 2007, and a copy of the Fifth Amendment was attached as Exhibit 10.27 thereto. On April 30, 2007, the Subsidiary and the Sellers agreed to a Sixth Amendment to Purchase and Sale Agreement (the “Sixth Amendment”), which was described in the Company’s current report on Form 8-K dated April 30, 2007, and filed on May 3, 2007, and a copy of the Sixth Amendment (which included an Amended and Restated Subscription Agreement) was attached as Exhibit 10.28 thereto.

All of the foregoing agreements are incorporated into this report by reference.

In addition to the Purchase Agreement, amended as described above, the Amended and Restated Subscription Agreement and the Registration Rights Agreement, the Company and the Subsidiary entered into several additional material agreements in the connection with the closing on May 11, 2007, of the Masters Acquisition and the related Loan defined and described in Item 2.01 of this report:

•
Credit and Guaranty Agreement dated as of May 11, 2007, by and among Tekoil and Gas Gulf Coast, LLC, a Delaware limited liability company, Tekoil & Gas Corporation, a Delaware corporation, and the other Guarantors (defined therein) party thereto from time to time, the Lenders (defined therein) party thereto from time to time, J. Aron & Company, as Lead Arranger and as Syndication Agent, and J. Aron & Company, as Administrative Agent for the Lenders.

•	Note dated May 11, 2007, in the principal amount of $50 million, made by Tekoil and Gas Gulf Coast, LLC, a Delaware limited liability company, to J. Aron & Company or its registered assigns.

•
Pledge and Security Agreement dated as of May 11, 2007, by and among Tekoil and Gas Gulf Coast, LLC, a Delaware limited liability company, each of the affiliates of the Company signatory thereto, whether as an original signatory thereto or as an Additional Grantor (defined therein), and J. Aron & Company, as administrative agent for the Beneficiaries (defined therein).

•	Pledge Agreement dated May 11, 2007, by and between Tekoil & Gas Corporation, a Delaware corporation, and J. Aron & Company, as administrative agent for the Beneficiaries (defined therein).

•
Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated May 11, 2007, from Tekoil and Gas Gulf Coast, LLC, as Borrower (Mortgagor, Debtor and Assignor), to John Howie, as Trustee, and J. Aron & Company, as Agent (Mortgagee, Secured Party and Assignee).

•
Blocked Deposit Account Control Agreement dated as of May 11, 2007, among Tekoil and Gas Gulf Coast, LLC, a Delaware limited liability company, J. Aron & Company, as administrative agent for the beneficiaries, and Amegy Bank National Association, a national banking association, in its capacity as a “bank” as defined in Section 9-102 of the UCC.

•
Default Deposit Account Control Agreement dated as of May 11, 2007, among Tekoil and Gas Gulf Coast, LLC, a Delaware limited liability company, J. Aron & Company, as administrative agent for the beneficiaries, and Amegy Bank National Association, a national banking association, in its capacity as a “bank” as defined in Section 9-102 of the UCC.

•
Conveyance of Overriding Royalty Interest dated as of May 11, 2007, but effective as of October 1, 2006, at 12:00 a.m. local time at the location of the property described therein, made by Tekoil and Gas Gulf Coast, LLC, a Delaware limited liability company, and its Affiliates, to and in favor of MTGLQ Investors, L.P., a Delaware limited partnership.

•	Warrant to purchase 900,000 shares of the Company’s Common Stock, dated May 11, 2007, issued to Goldman, Sachs & Co., or its registered assigns, by Tekoil & Gas Corporation, a Delaware corporation.

•	Amended and Restated Operating Agreement of Tekoil and Gas Gulf Coast, LLC, a Delaware limited liability company (formerly known as Masters Acquisition Co., LLC), dated May 11, 2007.

•	Registration Rights Agreement dated as of May 11, 2007, by and between Tekoil & Gas Corporation, a Delaware corporation, and Goldman, Sachs & Co.

•
Assignment and Bill of Sale executed May 11, 2007, and effective October 1, 2006, at 12:00 midnight Central Standard Time, from Masters Resources, LLC, and Masters Oil & Gas, LLC, each a Texas limited liability company, to Tekoil and Gas Gulf Coast, LLC, a Delaware limited liability company.

•
Assignment of Overriding Royalty executed May 11, 2007, and effective as of October 1, 2006, at 7:00 a.m. Central Daylight Savings Time, from Masters Resources, LLC, and Masters Oil & Gas, LLC, each a Texas limited liability company, to Masters Pipeline, LLC, a Texas limited liability company.

•
Indemnity Agreement dated as of May 11, 2007, among Masters Resources, LLC, Masters Oil & Gas, LLC, and Masters Pipeline, LLC, all Texas limited liability companies, and Tekoil and Gas Gulf Coast, LLC, a Delaware limited liability company.

•	Management Services Agreement, dated as of May 11, 2007, by and between Tekoil & Gas Corporation, a Delaware corporation, and Tekoil and Gas Gulf Coast, LLC, a Delaware limited liability company.

•	ISDA Master Agreement dated May 11, 2007, between J. Aron & Company and Tekoil and Gas Gulf Coast, LLC.

•	Schedule to the ISDA Master Agreement dated as of May 11, 2007, between J. Aron & Company and Tekoil and Gas Gulf Coast, LLC.

•
Transfer Acknowledgement and Agreement dated May 11, 2007, among Tekoil & Gas Corporation, a Delaware corporation, and Masters Resources, LLC, Masters Oil & Gas, LLC, Rich Holdings LLC and John W. Barton.

On May 11, 2007, the Company issued a press release announcing the closing of the Masters Acquisition and the Loan. A copy of the press release was attached as Exhibit 99.1 to the Company’s amended current report on Form 8-K/A dated May 11, 2007, and filed on May 23, 2007, and is incorporated by reference herein.

On July 3, 2007, the Subsidiary, the Company, the Lenders, J. Aron & Company, as Lead Arranger and as Syndication Agent, and J Aron & Company, as Administrative Agent for the Lenders, entered into Amendment No. 1 and Waiver with respect to the Credit Agreement (“Amendment No. 1”). In connection with Amendment No. 1, Amegy, the Subsidiary and the Administrative Agent entered into a letter agreement dated July 3, 2007, (the “Letter Agreement”) regarding the Assignment of Deposit Account dated July 3, 2007, between Amegy and the Subsidiary; and the Subsidiary submitted to Amegy an Application and Agreement for Irrevocable Standby Letter of Credit dated July 3, 2007. The foregoing was disclosed in further detail in the Company’s current report on Form 8-K dated July 3, 2007, and filed on July 10, 2007. Copies of Amendment No. 1 and the Letter Agreement were attached as Exhibits 10.49 and 10.50 thereto, and are incorporated by reference herein.

On August 15, 2007, the Subsidiary, the Company, the Lenders, J. Aron & Company, as Lead Arranger and as Syndication Agent, and J Aron & Company, as Administrative Agent for the Lenders and as counterparty to the Subsidiary under the ISDA Master Agreement dated as of May 11, 2007 (the “ISDA Agreement”), enetered into Amendment No, 2 and Waiver with respect to the Credit Agreement (“Amendement No. 2”). The foregoing was disclosed in further detail in the Company’s current report on Form 8-K dated August 15, 2007, and filed on August 21, 2007. A copy of Amendment No. 2 was attached as Exhibit 10.51 thereto, and is incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 11, 2007, the Company’s majority-owned subsidiary, Tekoil and Gas Gulf Coast, LLC (the “Subsidiary”), and Masters Resources, LLC, and Masters Oil and Gas, LLC (together the “Sellers”), closed on the previously announced Purchase and Sale Agreement, dated effective as of October 1, 2006, as subsequently amended (the “Purchase Agreement”) to acquire four properties, consisting of interests in Trinity Bay, Redfish Reef, Fishers Reef, and North Point Bolivar Fields, located in Galveston and Chambers Counties in Galveston Bay, Texas (the “Masters Acquisition”).

Oil and gas properties subject to the Masters Acquisition (the “Properties”) include 34 producing wells with 33 PDNP (proved non-producing) opportunities and more than 64 PUD (proved undeveloped) opportunities. There are 24,261 gross acres included in the Properties, as well as transportation and processing infrastructure.

The Masters Acquisition was first described in Item 1.01 of the Company’s current report on Form 8-K dated November 13, 2006, and filed on November 17, 2006, and a copy of the original Purchase Agreement was attached as Exhibit 10.18 to the Company’s current report on Form 8-K dated December 11, 2006, and filed on December 14, 2006. The six amendments to the Original Agreement have been described in Item 1.01 of the Company’s current reports on Form 8-K filed on January 8, 2007, February 15, 2007, March 26, 2007, April 28, 2007 and May 3, 2007, and copies of the amendments were filed as Exhibits 10.20, 10.24, 10.25, 10.26, 10.27 and 10.28 thereto.

In exchange for conveyance of the Properties to the Subsidiary, the Sellers received approximately $30 million dollars in cash (subject to adjustment from an effective date of transfer of October 1, 2006, a $1 million dollar holdback for potential claims and prorations of closing costs), nine million restricted shares of the Company’s common stock, $0.000001 par value (the “Common Stock”), and conveyance of certain overriding royalty interests in the Properties (the “Royalties”). The shares of Common Stock to be issued to the Sellers (pursuant to the Amended and Restated Subscription Agreement described above) will initially be restricted but are subject to the previously executed Registration Rights Agreement between the Company and the Sellers.

The Royalties consist of (i) a declining royalty which is initially 6% on proved undeveloped, proved non-producing Properties, and any present or future wells completed in and producing from any zone or formation not presently producing or capable of producing within the Properties, which royalty reduces to 4% and 2%, respectively, after $20 million dollars and $10 million dollars, respectively, are paid on the declining royalty and the fixed royalty described below, together; (ii) a fixed royalty which is initially 3% on currently proved producing Properties, which royalty reduces to 2% when the $30 million threshold described immediately above is achieved; and (iii) an additional royalty of 2% on all Properties for a term of 3 years. The Royalties are subject to a deed of trust in favor of the Company securing an indemnity agreement relating to the potential claims described above.

The cash portion of the consideration to the Sellers was paid with $30 million of a $50 million Senior Secured Credit Facility (the “Loan”) arranged by Goldman Sachs E & P Capital (the “Lender”), a division of Goldman Sachs & Co. The $30 million funded portion of the Loan is guaranteed by the Company and secured by the Properties, has a term of 48 months, bears interest at an initial rate of libor plus 800 basis points, and is amortized by available net cash flow from the Properties (after payment of certain related lease operating and overhead expenses, a portion of which are allowed to the Company under certain circumstances). In addition, the Lender or its affiliates received a 50 basis point funding fee on amounts advanced; a 2% overriding royalty interest in the Properties; a warrant to purchase 900,000 shares of Common Stock at a strike price of $0.50 per share over a five-year term and subject to a registration rights agreement; a 25% ownership interest in the Subsidiary (the other 75% being held by the Company), which interest is non-dilutable until the Company contributes $7.5 million in additional capital for expenditures related to the Properties; and certain rights to participate in future debt and equity financings of the Company.

The Company must contribute the $7.5 million dollars detailed above to the Subsidiary within 90 days following the closing to cover certain agreed development expenditures and raise an additional $5 million dollars for the Company within 180 days following the closing, in each case in order to avoid a default under the Loan. As a part of the Loan transaction, the Subsidiary entered into certain hedging transactions described in Exhibits 10.47 and 10.48 hereof with respect to the pricing of its oil and gas production and certain insurance coverages as described in the Credit Agreement included as Exhibit 10.29. The Loan documents contain other customary representations, warranties, covenants and events of default.

The material agreements related to the Masters Acquisition and the Loan are set forth in Item 1.01 of this report. Copies of such material agreements were attached as exhibits to the Company’s amended current report on Form 8-K/A dated May 11, 2007, and filed on May 23, 2007, and are incorporated by reference herein.

On May 11, 2007, the Company issued a press release announcing the closing of the Masters Acquisition and the Loan. A copy of the press release was attached as Exhibit 99.1 to the Company’s amended current report on Form 8-K/A dated May 11, 2007, and filed on May 23, 2007, and is incorporated by reference herein.

Carve-out financial statements of the Sellers and unaudited pro forma financial information of the Company with respect to the Masters Acquisition described in Item 2.01 is included in this amended current report on Form 8-K/A, on pages F-1 through F-11.

Item 3.02 Unregistered Sale of Equity Securities

As described in Items 1.01 and 2.01 above, pursuant to the Sixth Amendment to the Purchase and Sale Agreement with the Sellers of the Masters Properties, the Company agreed to issue to Masters Resources, LLC and Masters Oil & Gas, LLC, or their members, 9 million shares of restricted Common Stock pursuant to the Amended and Restated Subscription Agreement described above and subject to the Registration Rights Agreement dated December 29, 2006, as amended by the Sixth Amendment, as also described above. Pursuant to the Amended and Restated Subscription Agreement and a certain Transfer Acknowledgment and Agreement dated May 11, 2007, among the Company, Masters Resources LLC, Masters Oil & Gas, LLC, John W. Barton and Rich Holdings LLC, the nine (9) million shares of Common Stock described above were issued as follows:

Name of Shareholder	No. of Shares	Proceeds of Sale	Date of Issuance

Rich Holdings LLC¹	4,000,000	*	May 11, 2007
John W. Barton	4,000,000	*	May 11, 2007
Masters Resources LLC	1,000,000	*	May 11, 2007

¹ Rich Holdings LLC is wholly owned by Richard H. Lee, the owner of 50% of the membership interests in Masters Resources LLC and Masters Oil & Gas, LLC.

* These shares of common stock were issued as partial consideration for conveyance to the Subsidiary of the Properties in the Masters Acquisition.

No underwriters took part in the issuance of these unregistered securities and no commissions were paid. The Company’s sales of these unregistered securities were made in reliance on Section 4(2) of the Securities Act and the safe harbor provided by Rule 506 of Regulation D promulgated under the Securities Act, in that the sales did not involve any public offering. All recipients of these unregistered shares were “accredited investors” as defined in Rule 501 of Regulation D, based upon representations made by such purchasers to the Company; and, consequently, the Company was not required to provide such purchasers information of the type described in Rule 502(b)(2) of Regulation D. Neither the Company nor any person acting on its behalf offered or sold these unregistered shares by any form of general solicitation or general advertising. Each recipient of these unregistered shares represented to the Company (i) that such recipient was acquiring such shares for the recipient’s own account and not with a view to the sale or distribution thereof, (ii) that such recipient understood that such shares had not been registered under the Securities Act and, therefore, could not be resold unless they wee subsequently registered under the Securities Act or unless an exemption from registration was available; and (iii) that a legend would be placed on the certificate evidencing such shares stating that the shares had not been registered under the Securities Act and setting forth the restrictions on transferability and sale of the shares. All stock certificates representing such shares were issued with such a restrictive legend, and the Company has filed, or will file, notices on Form D with the Securities and Exchange Commission and the relevant state securities regulators.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

Carve-out financial statements of the Sellers and unaudited pro forma financial information of the Company for the year ended December 31, 2006 and the six months ended June 30, 2007 with respect to the Masters Acquisition described in item 2.01 is included in this amended current report on Form 8-K/A, on pages F-1 through F-11. The acquisition closed May 11, 2007, accordingly the effect of the transaction was reflected in the Company’s consolidated balance sheet as of June 30, 2007 filed in the Company’s second quarter Form 10-QSB.

TEKOIL & GAS CORPORATION

CARVE-OUT FINANCIAL STATEMENTS FOR MASTERS RESOURCES
DECEMBER 31, 2006 AND 2005

CONTENTS

Report of Independent Registered Public Accounting Firm	F-2

Statements of Revenues and Direct Operating Expenses	F-3

Notes to Statements of Revenues and Direct Operating Expenses	F-4 - F-7

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

Tekoil & Gas Corporation

We have audited the accompanying statements of revenues and direct operating expenses of certain oil and gas properties, as defined in the purchase and sale agreement (the “Carve-Out Financial Statements for Masters Resources”) between Tekoil & Gas Gulf Coast, LLC, a majority owned subsidiary of Tekoil & Gas Corporation (the “Company”) and Masters Resources, LLC and Masters Oil and Gas, LLC (“Masters Resources”), dated November 13, 2006 (the “Agreement”), for each of the years in the two year period ended December 31, 2006. The Carve-Out Financial Statements for Masters Resources are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Carve-Out Financial Statements for Masters Resources based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Carve-Out Financial Statements for Masters Resources is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Carve-Out Financial Statements for Masters Resources. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Carve-Out Financial Statements for Masters Resources. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Carve-Out Financial Statements for Masters Resources were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 to the Carve-Out Financial Statements for Masters Resources and are not intended to be a complete presentation of the revenues and expenses of the certain oil and gas properties, as defined in the agreement.

In our opinion, the Carve-Out Financial Statements for Masters Resources referred to above present fairly, in all material respects, the revenues and direct operating expenses as described in Note 1 to the Carve-Out Financial Statements for Masters Resources for each of the years in the two-year period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

UHY LLP

Houston, TX
September 5, 2007

TEKOIL & GAS CORPORATION
CARVE-OUT FINANCIAL STATEMENTS FOR MASTERS RESOURCES
STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

	Three Months Ended		Year Ended
	March 31,		December 31,
	2007	2006	2006	2005
	(Unaudited)

REVENUES
Oil sales	$1,198,906	$1,848,639	$8,125,308	$4,442,037
Natural gas sales	988,528	2,085,674	6,490,862	9,608,421
Product Handling Fees	151,908	51,594	346,768	70,422
TOTAL REVENUES	2,339,342	3,985,907	14,962,938	14,120,880

DIRECT OPERATING EXPENSES
Lease operating expenses (including workover expenses)
Production and other taxes	2,260,660	2,820,659	12,981,490	11,588,311
TOTAL DIRECT OPERATING EXPENSES	129,591	191,490	746,852	669,273
	2,390,251	3,012,149	13,728,342	12,257,584
EXCESS OF REVENUES OVER DIRECT
OPERATING EXPENSES
	$(50,909)	$973,758	$1,234,596	$1,863,296

See Notes to Statements of Revenues and Direct Operating Expenses

TEKOIL & GAS CORPORATION
CARVE-OUT FINANCIAL STATEMENTS FOR MASTERS RESOURCES
DECEMBER 31, 2006 AND 2005

NOTE 1 - BASIS OF PRESENTATION

On May 11, 2007, Tekoil & Gas Corporation’s (the “Company”) majority-owned subsidiary, Tekoil and Gas Gulf Coast, LLC (the “Subsidiary”), and Masters Resources, LLC, and Masters Oil and Gas, LLC (together the “Sellers”), closed on a Purchase and Sale Agreement, dated effective as of October 1, 2006, as subsequently amended (the “Purchase Agreement”) to acquire four properties, consisting of interests in Trinity Bay, Redfish Reef, Fishers Reef, and North Point Bolivar Fields, located in Galveston and Chambers Counties in Galveston Bay, Texas (the “Masters Acquisition”).

Oil and gas properties subject to the Masters Acquisition (the “Properties”) include 34 producing wells with 33 PDNP (proved non-producing) opportunities and more than 64 PUD (proved undeveloped) opportunities. There are 24,261 gross acres included in the Properties, as well as transportation and processing infrastructure.

In exchange for conveyance of the Properties to the Subsidiary, the Sellers received approximately $30 million dollars in cash (subject to adjustment for an effective date of transfer of October 1, 2006, a $1 million dollar holdback for potential claims and prorations of closing costs), nine million restricted shares of the Company’s common stock, $0.000001 par value (the “Common Stock”), and conveyance of certain overriding royalty interests in the Properties (the “Royalties”). The shares of Common Stock issued to the Sellers were initially restricted, but are subject to a Registration Rights Agreement between the Company and the Sellers.

The Royalties consist of (i) a declining royalty which is initially 6% on proved undeveloped, proved non-producing Properties, and any present or future well completed in and producing from any zone or formation not presently producing or capable of producing within the Properties, which royalty reduces to 4% and 2%, respectively, after $20 million dollars and $10 million dollars, respectively, are paid on the declining royalty and the fixed royalty described below, together; (ii) a fixed royalty which is initially 3% on current proved producing Properties, which royalty reduces to 2% when the $30 million threshold described immediately above is achieved; and (iii) an additional royalty of 2% on all Properties for a term of 3 years. The Royalties are subject to a deed of trust in favor of the Company securing an indemnity agreement relating to the potential claims described above.

The cash portion of the consideration to the Sellers was paid with $30 million of a $50 million Senior Secured Credit Facility (the “Loan”) arranged by Goldman Sachs E & P Capital (the “Lender”), a division of Goldman Sachs & Co. The $30 million funded portion of the Loan is guaranteed by the Company and secured by the Properties, has a term of 48 months, bears interest at an initial rate of libor plus 800 basis points, and is amortized by available net cash flow from the Properties (after payment of certain related lease operating and overhead expenses, a portion of which are allowed to the Company under certain circumstances). In addition, the Lender or its affiliates received a 50 basis point funding fee on amounts advanced; a 2% overriding royalty interest in the Properties; a warrant to purchase 900,000 shares of Common Stock at a strike price of $0.50 per share over a five-year term and subject to a registration rights agreement; a 25% ownership interest in the Subsidiary (the other 75% being held by the Company), which interest is non-dilutable until the Company contributes $7.5 million in additional capital for expenditures related to the Properties; and certain rights to participate in future debt and equity financings of the Company.

The Company must contribute the $7.5 million dollars detailed above to the Subsidiary within 90 days following the closing to cover certain agreed development expenditures and raise an additional $5 million dollars for the Company within 180 days following the closing, in each case in order to avoid a default under the Loan. As a part of the Loan transaction, the Subsidiary entered into certain hedging transactions with respect to the pricing of its oil and gas production and certain insurance coverage as described in the Credit Agreement. The Loan documents contain other customary representations, warranties, covenants and events of default.

The statements of revenues and direct operating expenses associated with the Properties were derived from the Masters Resources accounting records. During the periods presented, the Properties were not accounted for or operated as a consolidated entity or as a separate division by Masters Resources. Revenues and direct operating expenses for the Properties included in the accompanying statements represent the net collective working and revenue interests to be acquired by the Company. The revenues and direct operating expenses presented herein relate only to the interests in the producing oil and natural gas properties and pipeline assets which were acquired and do not represent all of the oil and natural gas operations of Masters Resources, other owners, or other third party working interest owners. Direct operating expenses include lease operating and workover expenses and production and other taxes. General and administrative expenses, depreciation, depletion and amortization (DD&A) of oil and gas properties and federal and state taxes have been excluded from direct operating expenses in the accompanying statements of revenues and direct operating expenses because the allocation of certain expenses would be arbitrary and would not be indicative of what such costs would have been had the Properties been operated as a stand alone entity. Masters Resources accounted for the Properties under the successful efforts method of accounting for oil and gas activities. Full separate financial statements prepared in accordance with accounting principles generally accepted in the United States of America do not exist for the Properties and are not practicable to prepare in these circumstances. The statements of revenues and direct operating expenses presented are not indicative of the results of operations of the Properties on a go forward basis due to changes in the business and the omission of various operating expenses.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of the Carve-Out Financial Statements for Masters Resources in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods. Although these estimates are based on management’s best available knowledge of current and future events, actual results could be different from those estimates.

Revenue Recognition: Revenues are recognized for oil and natural gas sales under the sales method of accounting. Under this method, revenues are recognized on production as it is taken and delivered to its purchasers. The volumes sold may be more or less than the volumes entitled to, based on the owner’s net interest in the Properties. These differences result from production imbalances, which are not significant and are reflected as adjustments to proved reserves and future cash flows in the unaudited supplementary oil and gas data included herein. The net revenue interests in the Properties do not consider the impact of the overriding royalty interests conveyed to the sellers or the overriding royalty interests granted to the lender.

NOTE 3 - SUPPLEMENTAL INFORMATION ON OIL AND GAS RESERVES (UNAUDITED)

Estimated Quantities of Oil and Natural Gas Reserves

The following estimates of net proved oil and natural gas reserves of the Properties located entirely within the United States of America are based on evaluations prepared by Masters Resources engineers and third-party reservoir engineers for the Properties currently producing. Reserves were estimated in accordance with guidelines established by the SEC and the Financial Accounting Standards Board (“FASB”), which require that reserve estimates be prepared under existing economic and operating conditions with no provisions for price and cost changes except by contractual arrangements. Reserve estimates are inherently imprecise and estimates of new discoveries are more imprecise than those of producing oil and gas properties. The Company is currently in the process of evaluating the non-producing and undeveloped acreage in the Properties which could increase its proved reserves once the evaluation process is completed. Accordingly, reserve estimates are expected to change as additional performance data becomes available.

Estimated quantities of proved oil and gas reserves and changes in quantities of proved developed and undeveloped reserves in thousands of barrels (“MBbls”) and million cubic feet (“MMcf”) for the years ended December 31, 2005 and 2006 were as follows:

	Oil	Natural Gas
	(MBbls)	(MMcf)
Proved reserves:

January 1, 2005	850	3,927
Production	(68)	(908)
Extensions and discoveries	-	-
Revisions of previous estimates	88	193

December 31, 2005	870	3,212
Production	(100)	(745)
Extensions and discoveries	49	42
Revisions of previous estimates	(64)	(226)

December 31, 2006	755	2,283

	Oil	Natural Gas
	(MBbls)	(MMcf)
Proved developed reserves:

December 31, 2005	870	3,212
December 31, 2006	755	2,283

Standardized Measure of Discounted Future Net Cash Flows

The following table sets forth the computation of the standardized measure of discounted future net cash flows relating to proved reserves and the changes in such cash flows in accordance with Statement of Financial Accounting Standard No. 69. The standardized measure is the estimated excess future cash inflows from proved reserves less estimated future production and development costs, estimated plugging and abandonment costs and a discount factor. Income taxes are excluded from the calculation as Masters Resources’ tax basis in the properties is not indicative of the Company’s tax basis in the properties. Future cash inflows represent expected revenues from production of period-end quantities of proved reserves based on December 31, or year-end prices and any fixed and determinable future price changes provided by contractual arrangements in existence at year-end. Price changes based on inflation, federal regulatory changes and supply and demand are not considered. Estimated future production costs related to period-end reserves are based on December 31, or year-end costs. Such costs include, but are not limited to, production taxes and direct operating costs. Inflation and other anticipatory costs are not considered until the actual cost change takes effect. A discount rate of 10% is applied to the annual future net cash flows.

	December 31,
	2006	2005
	(In thousands)
Future cash inflows	$53,106	$81,070
Future production costs	(20,121)	(24,589)
Future development costs	(189)	(189)
10% annual discount for
estimated timing of cash flows	(10,732)	(17,536)

Standardized measure of discounted
future net cash flows at end of year	$22,064	$38,756

The following are the principal sources of change in the standardized measure of discounted future net cash flows for the years ended December 31, 2006 and 2005:

	December 31,
	2006	2005
	(In thousands)
Beginning of year	$38,756	$24,116
Net change in sales and transfer prices and in production
(lifting) costs related to the future production	(23,237)	14,503
Net change due to revisions in quantity estimates and other	228	(412)
Accretion of discount	3,876	2,412
Changes in production rate and other	-	-
Net change due to extensionsm discoveries and improved
recovery	3,676	-
Sales and transfers of oil and gas produced during the
period, net of production costs	(1,235)	(1,863)

End of year	$22,064	$38,756

 NOTE 4 - LITIGATION

In August 2007, Masters Resources, LLC and Masters Oil and Gas, LLC were named in a lawsuit by one of their purchasers for non-delivery of oil and gas that was transported through its pipelines. Tekoil and Gas Gulf Coast, LLC was subsequently added to the lawsuit. The Company plans to vigorously contest the lawsuit and does not believe the outcome will materially affect the statement of revenues and direct operating expenses of the acquired properties or its results of operations based on the terms of the purchase and sale agreement.

TEKOIL & GAS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2007
AND
FOR THE YEAR ENDED DECEMBER 31, 2006

CONTENTS

Unaudited pro forma consolidated statement of operations
for the six months ended June 30, 2007	F-9

Unaudited pro forma consolidated statement of operations
for the year ended December 31, 2006	F-10

Notes to Unaudited pro forma consolidated statements of operations for the year ended December 31, 2006 and the
six months ended June 30, 2007	F-11

See Notes to Unaudited Pro Forma Consolidated Statements of Operations

TEKOIL & GAS CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2007
(Unaudited)

BASIS OF PRESENTATION

The summarized pro forma statement of operations for the six month period ended June 30, 2007 has been prepared to reflect the Masters Acquisition on January 1, 2007. The Masters Acquisition occurred on May 11, 2007, and therefore, the pro forma adjustments include revenue and expenses related to the Masters Acquisition for the six months from January 1, 2007 to June 30, 2007. These unaudited pro forma financial results have been prepared for comparative purposes only and may not be indicative of the results that would have occurred if the Company had completed the acquisition at an earlier date or the results that will be attained in the future. These pro forma financial statements should be read in conjunction with the unaudited June 30, 2007 and December 31, 2006 financial statements of the Company.

				Pro Forma Adjustments
	Tekoil & Gas Corporation Historical Six Months Ended June 30,2007	Masters Resources LLC Historical Three Months Ended March 31,2007	(1)	Masters Resources LLC Historical One Month Ended April 30,2007	(2)	Other		Tekoil & Gas Corporation Pro Forma Six Months Ended June 30,2007

Net revenues	$2,032,699	$2,209,751		$719,196		$(152,552)	(6)	$4,809,094

Costs and expenses:

Leasehold operating expenses (including workover costs)	1,306,010	2,260,660		455,895				4,022,565

Depreciation, depletion and amortization	387,574	-		-		600,071	(3)	987,645

General and administrative expenses	1,551,985	-		-				1,551,985
	3,245,569	2,260,660		455,895		600,071		6,562,195

Income (loss) from operations	(1,212,870)	(50,909)		263,301		(752,623)		(1,753,101)

Other income (expense)

Interest and other income	3,533	-		-				3,533

Interest expense	(894,324)	-		-		(1,432,000)	(4)(5)	(2,326,324)
	(890,791)	-		-		(1,432,000)		(2,322,791)

Income (loss) before income taxes	(2,103,661)	(50,909)		263,301		(2,184,623)		(4,075,892)

Income tax provision (benefit) (7)	-	-		-		-		-

Net loss before minority interests	(2,103,661)	(50,909)		263,301		(2,184,623)		(4,075,892)

Minority interests	220,715	-		-		493,043	(8)	713,758

Net loss	$(1,882,946)	$(50,909)		$263,301		$(1,691,580)		$(3,362,134)

Loss per share - basic and diluted (9)	$(0.07)							$(0.10)

Weighed average common shares outstanding	27,344,193							33,858,005

Pro Forma Adjustments Related to the Acquisition

(1)	To reflect the historical revenue and operating expenses for the three months ended January 1, 2007 to March 31, 2007.

(2)
To reflect the historical revenue and operating expenses for the period April 1, 2007 to April 30, 2007. Revenues and operating expenses for the period from May 1, 2007 through June 30, 2007 are included in the Tekoil historical results of operations.

(3)
To reflect additional DD&A based on the production from the acquired properties for the period from January 1, 2007 through April 30, 2007 of 20,621 BOE and an estimated DD&A rate of $29.10 per BOE. The estimated DD&A rate was determined based on the purchase price ($45.9 million), the estimated proved reserves of the acquired properties (1,035,000 BOE) and estimated allocation of the purchase price between estimated proved reserves of the acquired properties and the non-producing and undeveloped acreage in the properties. The Company is currently in the process of evaluating the non-producing and undeveloped acreage in the properties which could increase its proved reserves once the evaluation process is complete. The Company may also allocate a portion of the purchase price to unproved properties based on the evaluation process. Any costs that may ultimately be considered unproved will reduce the Company's DD&A rate.

(4)
To reflect additional accretion of long-term debt for the Masters Acquisition for the period January 1, 2007 to April 30, 2007, based on the preset value of the obligation of $18.9 million using an accretion rate of 13%.

(5)	To reflect additional interest expense associated with the Masters Acquisition for the period January 1, 2007 to April 30, 2007, based on a 13% interest rate on $30 million of long-term debt.

(6)	To reflect override royalties to the sellers and the lender for the period January 1, 2007 to April 30, 2007.

(7)	No tax benefits have been realized.

(8)	To reflect minority interest loss.

(9)
The basic and diluted weighted average shares of common stock outstanding for the six months ended June 30, 2007 was 27,344,193. The pro forma loss per share is based on the weighted average common shares outstanding of 33,858,005 which reflects the effect of the shares issued to the sellers as if the acquisition had occurred on January 1, 2007. Pro forma weighted average shares would be different from historical average since pro forma assumes transactions occurred at January 1, 2007.

See Notes to Unaudited Pro Forma Consolidated Statements of Operations

TEKOIL & GAS CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
(Unaudited)

BASIS OF PRESENTATION
The summarized pro forma statement of operations for the year ended December 31, 2006 has been prepared to reflect the Masters Acquisition on January 1, 2006. The Masters Acquisition occurred on May 11, 2007, and therefore, the pro forma adjustments include revenue and direct operating expenses related to the Masters Acquisition for the twelve months ended December 31, 2006. These unaudited pro forma consolidated financial results have been prepared for comparative purposes only and may not be indicative of the results that would have occurred if the Company had completed the acquisition at an earlier date or the results that will be attained in the future. These pro forma financial statements should be read in conjunction with the December 31, 2006 consolidated financial statements of the Company.

		Pro Forma Adjustments

	Tekoil & Gas Corporation	Masters Resources LLC				Tekoil & Gas Corporation
	Historical	Historical				Pro Forma
	Year Ended	Year Ended				Year Ended
	December 31,2006	December 31,2006	(1)	Other		December 31,2006

Net revenues	$-	$14,216,086		$(955,491)	(5)	$13,260,595

Costs and expenses:

Leasehold operating expenses (including workover costs)	-	12,981,490				12,981,490

Depreciation, depletion and amortization	24,086	-		6,518,400	(2)	6,542,486

General and administrative expenses	2,922,960	-				2,922,960
	2,947,046	12,981,490		6,518,400		22,446,936

Income (loss) from operations	(2,947,046)	1,234,596		(7,473,891)		(9,186,341)

Other income (expense)

Interest and other income	(10,000)	-				(10,000)

Interest expense	(9,480)	-		5,778,000	(3)(4)	(5,787,480)
	(19,480)	-		5,778,000		(5,797,480)

Income (loss) before income taxes	(2,966,526)	1,234,596		(13,251,891)		(14,983,821)

Income ttax provision (benefit0	-	-		-		-

Net loss before minority interests	(2,966,526)	1,234,596		(13,251,891)		(14,983,821)

Minority interests	-	-		3,004,324	(7)	3,004,324

Net loss	$(2,966,526)	$1,234,596		$(10,247,567)		$(11,979,497)

Loss per share-basic and diluted (8)	$(0.15)					$(0.42)

Weighed average common shares outstanding	19,276,008					28,276,008

Pro Forma Adjustments Related to the Acquisition

(1)	To reflect the historical revenue and operating expenses for the period January 1, 2006 to December 31, 2006.

(2)
To reflect additional DD&A based on the production from the acquired properties for the period from January 1, 2006 through December 31, 2006 of 224,000 BOE and an estimated DD&A rate of $29.10 per BOE. The estimated DD&A rate was determined based on the purchase price ($45.9 million), estimated proved reserves of the acquired properties (1,035,000 BOE) and estimated allocation of the purchase price between estimated proved reserves of the acquired properties and the non-producing and undeveloped acreage in the properties. The Company is currently in the process of evaluating the non-producing and undeveloped acreage in the properties which could increase its proved reserves once the evaluation process is complete. The Company may also allocate a portion of the purchase price to unproved properties based on the evaluation process. Any costs that may ultimately be considered unproved will reduce the Company's DD&A rate.

(3)
To reflect additional accretion of long-term debt for the Masters Acquisition for the period January 1, 2006 to December 31, 2006, based on the preset value of the obligation of $18.9 million using an accretion rate of 13%.

(4)	To reflect additional interest expense associated with the Masters Acquisition for the period January 1, 2006 to December 31, 2006 based on a 13% interest rate on $30 million of long-term debt.

(5)	To reflect override royalties to the seller and the lender for the period January 1, 2006 to December 31, 2006.

(6)	No tax benefits have been realized.

(7)	To reflect minority loss.

(8)
The basic and diluted weighted average shares of common stock outstanding for the year ended December 31, 2006 were 19,276,008. Pro forma loss per share reflects the effect of the 9,000,000 common shares issued to the sellers.

See Notes to Unaudited Pro Forma Consolidated Statements of Operations

TEKOIL & GAS CORPORATION
NOTES TO UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006 AND THE
SIX MONTHS ENDED JUNE 30, 2007

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of the Carve-Out Financial Statements for Masters Resources in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods. Although these estimates are based on management’s best available knowledge of current and future events, actual results could be different from those estimates.

Revenue Recognition: Revenues are recognized for oil and natural gas sales under the sales method of accounting. Under this method, revenues are recognized on production as it is taken and delivered to its purchasers. The volumes sold may be more or less than the volumes entitled to, based on the owner’s net interest in the Properties. These differences result from production imbalances, which are not significant and are reflected as adjustments to proved reserves and future cash flows in the unaudited supplementary oil and gas data included herein. The net revenue interests in the Properties do not consider the impact of the overriding royalty interests conveyed to the sellers or the overriding royalty interests granted to the lender.

(d) Exhibits.

Exhibit 10.18
Purchase and Sale Agreement, executed November 13, 2006, dated effective as of October 1, 2006, by and between the Company and Masters Resources, LLC and Masters Oil & Gas, LLC. (filed as Exhibit 10.18 to the Company’s Form 8-K dated December 11, 2006, and filed with the SEC on December 14, 2006) *

Exhibit 10.20
First Amendment to Purchase and Sale Agreement, dated effective as of December 29, 2006, by and between the Company and Masters Resources, LLC and Masters Oil & Gas, LLC. (filed as Exhibit 10.20 to the Company’s Form 8-K dated December 29, 2006, and filed with the SEC on January 8, 2007) *

Exhibit 10.21
Subscription Agreement, dated December 29, 2006, between the Company and Masters Resources, LLC and Masters Oil & Gas, LLC. (filed as Exhibit 10.21 to the Company’s Form 8-K dated December 29, 2006, and filed with the SEC on January 8, 2007) *

Exhibit 10.22
Registration Rights Agreement, dated as of December 29, 2006, by and between the Company and Masters Resources, LLC, Masters Oil & Gas, LLC, Rich Holdings, LLC and John W. Barton. (filed as Exhibit 10.22 to the Company’s Form 8-K dated December 29, 2006, and filed with the SEC on January 8, 2007) *

Exhibit 10.24
Second Amendment to Purchase and Sale Agreement, dated effective as of February 8, 2007, by and between Tekoil and Gas Gulf Coast, LLC and Masters Resources, LLC and Masters Oil & Gas, LLC. (filed as Exhibit 10.24 to the Company’s Form 8-K dated February 8, 2007, and filed with the SEC on February 15, 2007) *

Exhibit 10.25
Third Amendment to Purchase and Sale Agreement, dated effective as of March 1, 2007, by and between Tekoil and Gas Gulf Coast, LLC and Masters Resources, LLC and Masters Oil & Gas, LLC. (filed as Exhibit 10.1 to the Company’s Form 8-K dated March 22, 2007, and filed with the SEC on March 26, 2007) *

Exhibit 10.26
Fourth Amendment to Purchase and Sale Agreement, dated effective as of March 22, 2007, by and between Tekoil and Gas Gulf Coast, LLC and Masters Resources, LLC and Masters Oil & Gas, LLC. (filed as Exhibit 10.2 to the Company’s Form 8-K dated March 22, 2007, and filed with the SEC on March 26, 2007) *

Exhibit 10.27
Fifth Amendment to Purchase and Sale Agreement, dated effective as of April 12, 2007, by and between Tekoil and Gas Gulf Coast, LLC and Masters Resources, LLC and Masters Oil & Gas, LLC. (filed as Exhibit 10.27 to the Company’s Form 8-K dated April 12, 2007, and filed with the SEC on April 18, 2007) *

Exhibit 10.28
Sixth Amendment to Purchase and Sale Agreement, dated effective as of April 30, 2007, by and between Tekoil and Gas Gulf Coast, LLC and Masters Resources, LLC and Masters Oil & Gas, LLC. (filed as Exhibit 10.28 to the Company’s Form 8-K dated April 30, 2007, and filed with the SEC on May 3, 2007) *

Exhibit 10.29
Credit and Guaranty Agreement dated as of May 11, 2007, by and among Tekoil and Gas Gulf Coast, LLC, the Company, and the other Guarantors (defined therein), the Lenders (defined therein), and J. Aron & Company, as Syndication Agent and Administrative Agent for the Lenders. (filed as Exhibit 10.29 to the Company’s Form 8-K/A dated May 11, 2007, and filed with the SEC on May 23, 2007) *

Exhibit 10.30
Note dated May 11, 2007, in the principal amount of $50 million, made by Tekoil and Gas Gulf Coast, LLC to J. Aron & Company. (filed as Exhibit 10.30 to the Company’s Form 8-K/A dated May 11, 2007, and filed with the SEC on May 23, 2007) *

Exhibit 10.31
Pledge and Security Agreement dated as of May 11, 2007, by and among Tekoil and Gas Gulf Coast, LLC, each of the affiliates of the Company signatory thereto, whether as an original signatory thereto or as an Additional Grantor (defined therein), and J. Aron & Company, as administrative agent for the Beneficiaries (defined therein). (filed as Exhibit 10.31 to the Company’s Form 8-K/A dated May 11, 2007, and filed with the SEC on May 23, 2007) *

Exhibit 10.32
Pledge Agreement dated as of May 11, 2007, by and between the Company and J. Aron & Company, as administrative agent for the Beneficiaries (defined therein). (filed as Exhibit 10.32 to the Company’s Form 8-K/A dated May 11, 2007, and filed with the SEC on May 23, 2007) *

Exhibit 10.33
Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated May 11, 2007, from Tekoil and Gas Gulf Coast, LLC to John Howie, as Trustee, and J. Aron & Company, as Agent. (filed as Exhibit 10.33 to the Company’s Form 8-K/A dated May 11, 2007, and filed with the SEC on May 23, 2007) *

Exhibit 10.34
Blocked Deposit Account Control Agreement dated as of May 11, 2007, among Tekoil and Gas Gulf Coast, LLC, J. Aron & Company and Amegy Bank National Association. (filed as Exhibit 10.34 to the Company’s Form 8-K/A dated May 11, 2007, and filed with the SEC on May 23, 2007) *

Exhibit 10.35
Default Deposit Account Control Agreement dated as of May 11, 2007, among Tekoil and Gas Gulf Coast, LLC, J. Aron & Company and Amegy Bank National Association. (filed as Exhibit 10.35 to the Company’s Form 8-K/A dated May 11, 2007, and filed with the SEC on May 23, 2007) *

Exhibit 10.36
Conveyance of Overriding Royalty Interest dated as of May 11, 2007, but effective as of October 1, 2006, at 12:00 a.m. local time at the location of the property described therein, made by Tekoil and Gas Gulf Coast, LLC and its Affiliates, to and in favor of MTGLQ Investors, L.P. (filed as Exhibit 10.36 to the Company’s Form 8-K/A dated May 11, 2007, and filed with the SEC on May 23, 2007) *

Exhibit 10.37
Warrant to purchase 900,000 shares of the Company’s Common Stock, dated May 11, 2007, issued to Goldman, Sachs & Co. by the Company. (filed as Exhibit 10.37 to the Company’s Form 8-K/A dated May 11, 2007, and filed with the SEC on May 23, 2007) *

Exhibit 10.38
Amended and Restated Operating Agreement of Tekoil and Gas Gulf Coast, LLC (formerly known as Masters Acquisition Co., LLC), dated May 11, 2007. (filed as Exhibit 10.38 to the Company’s Form 8-K/A dated May 11, 2007, and filed with the SEC on May 23, 2007) *

Exhibit 10.39
Registration Rights Agreement dated as of May 11, 2007, by and between the Company and Goldman, Sachs & Co. (filed as Exhibit 10.39 to the Company’s Form 8-K/A dated May 11, 2007, and filed with the SEC on May 23, 2007) *

Exhibit 10.40
Assignment and Bill of Sale executed May 11, 2007, and effective October 1, 2006, at 12:00 midnight Central Standard Time, from Masters Resources, LLC and Masters Oil & Gas, LLC to Tekoil and Gas Gulf Coast, LLC. (filed as Exhibit 10.40 to the Company’s Form 8-K/A dated May 11, 2007, and filed with the SEC on May 23, 2007) *

Exhibit 10.41
Assignment of Overriding Royalty executed May 11, 2007, and effective as of October 1, 2006, at 7:00 a.m. Central Daylight Savings Time, from Masters Resources, LLC and Masters Oil & Gas, LLC to Masters Pipeline, LLC. (filed as Exhibit 10.41 to the Company’s Form 8-K/A dated May 11, 2007, and filed with the SEC on May 23, 2007) *

Exhibit 10.42
Indemnity Agreement dated as of May 11, 2007, among Masters Resources, LLC, Masters Oil & Gas, LLC and Masters Pipeline, LLC and Tekoil and Gas Gulf Coast, LLC. (filed as Exhibit 10.42 to the Company’s Form 8-K/A dated May 11, 2007, and filed with the SEC on May 23, 2007) *

Exhibit 10.43
Management Services Agreement dated as of May 11, 2007, by and between the Company and Tekoil and Gas Gulf Coast, LLC. (filed as Exhibit 10.43 to the Company’s Form 8-K/A dated May 11, 2007, and filed with the SEC on May 23, 2007) *

Exhibit 10.44
ISDA Master Agreement dated as of May 11, 2007, between J. Aron & Company and Tekoil and Gas Gulf Coast, LLC. (filed as Exhibit 10.44 to the Company’s Form 8-K/A dated May 11, 2007, and filed with the SEC on May 23, 2007) *

Exhibit 10.45
Schedule to the ISDA Master Agreement dated as of May 11, 2007, between J. Aron & Company and Tekoil and Gas Gulf Coast, LLC. (filed as Exhibit 10.45 to the Company’s Form 8-K/A dated May 11, 2007, and filed with the SEC on May 23, 2007) *

Exhibit 10.46
Transfer Acknowledgement and Agreement dated May 11, 2007, among the Company and Masters Resources, LLC, Masters Oil & Gas, LLC, Rich Holdings LLC and John W. Barton. (filed as Exhibit 10.46 to the Company’s Form 8-K/A dated May 11, 2007, and filed with the SEC on May 23, 2007) *

Exhibit 10.47
Transaction Confirmation, dated May 11, 2007, from J. Aron & Company to Tekoil and Gas Gulf Coast, LLC, effective May 1,2007 — Contract Reference 897282314 1 1 (filed as Exhibit 10.47 to the Company’s Form 8-K/A dated May 11, 2007, and filed with the SEC on May 23, 2007) *

Exhibit 10.48
Transaction Confirmation, dated May 11, 2007, from J. Aron & Company to Tekoil and Gas Gulf Coast, LLC, effective June 1, 2007 — Contract Reference 897282306 1 1 (filed as Exhibit 10.48 to the Company’s Form 8-K/A dated May 11, 2007, and filed with the SEC on May 23, 2007) *

Exhibit 10.49
Amendment No. 1 and Waiver dated as of July 3, 2007, by and among Tekoil and Gas Gulf Coast, LLC, the Company, and the other Guarantors (defined therein), the Lenders (defined therein), and J. Aron & Company, as Lead Arranger and as Syndication Agent, and J Aron & Company, as Administrative Agent for the Lenders. (filed as Exhibit 10.49 to the Company’s Form 8-K dated July 3, 2007, and filed with the SEC on July 10, 2007) *

Exhibit 10.50
Letter Agreement dated July 3, 2007, by and among Amegy Bank National Association, Tekoil and Gas Gulf Coast, LLC, and J. Aron & Company. (filed as Exhibit 10.50 to the Company’s Form 8-K dated July 3, 2007, and filed with the SEC on July 10, 2007) *

Exhibit 10.51
Amendment No. 2 and Waiver dated as of August 15, 2007, by and among Tekoil and Gas Gulf Coast, LLC, the Company, the Lenders, J. Aron & Company, as Lead Arranger and as Syndication Agent, and J. Aron & Company, as Administrative Agent for the Lenders and as counterparty under the ISDA Master Agreement dated as of May 11, 2007. (filed as Exhibit 10.51 to the Company’s Form 8-K dated August 15, 2007, and filed with the SEC on August 21, 2007) *

Exhibit 99.1	Press Release of Tekoil & Gas Corporation, dated May 11, 2007. (filed as Exhibit 99.1 to the Company’s Form 8-K/A dated May 11, 2007, and filed with the SEC on May 23, 2007) *

* Incorporated herein by reference — SEC File No. 000-52100

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEKOIL & GAS CORPORATION

Date: September 5, 2007	/s/ Gerald Goodman
Gerald Goodman
Chief Financial Officer